                                                                      Exhibit 24

                          DIRECTORS AND/OR OFFICERS OF
                               PENTON MEDIA, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Penton Media, Inc., a Delaware corporation, hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella, and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 2002 pursuant to Section 13 of the Securities and Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney-in-fact or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 31st day of March 2003.

/s/ THOMAS L. KEMP                                     /s/ JOHN J. MEEHAN
-----------------------                                ----------------------
Thomas L. Kemp                                         John J. Meehan
Chairman and Chief Executive Officer and Director      Director
(Principal Executive Officer)

/s/ PRESTON L. VICE                                    /s/ DAVID B. NUSSBAUM
-----------------------                                ----------------------
Preston L. Vice                                        David B. Nussbaum
Chief Financial Officer and Secretary                  Director
(Principal Financial Officer)

/s/ JOCELYN A. BRADFORD                                /s/ DANIEL J. RAMELLA
-----------------------                                ----------------------
Jocelyn A. Bradford                                    Daniel J. Ramella
Vice President and Controller                          Director
(Principal Accounting Officer)

/s/ PAUL W. BROWN                                      /s/ EDWARD J. SCHWARTZ
-----------------------                                ----------------------
Paul W. Brown                                          Edward J. Schwartz
Director                                               Director

/s/ DANIEL C. BUDDE                                    /s/ HANNAH C. CRAVEN
-----------------------                                ----------------------
Daniel C. Budde                                        Hannah C. Craven
Director                                               Director

/s/ PENI A. GARBER                                     /s/ WILLIAM B. SUMMERS
-----------------------                                ----------------------
Peni A. Garber                                         William B. Summers
Director                                               Director

/s/ R. DOUGLAS GREENE
-----------------------
R. Douglas Greene
Director

/s/ KING HARRIS
---------------
King Harris
Director